SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

                     Date of Report (Date of earliest Event

                            Reported): March 22, 2002


RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC. (as company under a Pooling and Servicing Agreement dated as of March 27, 2002 providing for, inter alia, the issuance of GMACM Mortgage Pass-Through Certificates, Series 2002-J2)


                    RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC.
                    -----------------------------------------
             (Exact name of registrant as specified in its charter)



           Delaware                    333-60164                 41-1955181
           --------                    ---------                 ----------
 (State or Other Jurisdiction   (Commission File Number)      (I.R.S. Employer
      of Incorporation)                                     Identification No.)


        8400 Normandale Lake Boulevard, Suite 250, Minneapolis, MN 55437
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's telephone number, including area code (952) 832-7000
                            ------------------------

          (Former name or former address, if changed since last report)
                         Exhibit Index located on Page 4



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Items 1  through  4,  Item 6 and Item 8 are not  included  because  they are not applicable.

Item 5.  Other Events.

On March 27, 2002, Residential Asset Mortgage Products, Inc. caused the issuance and sale of the GMACM Mortgage Pass-Through Certificates, Series 2002-J2, pursuant to a Pooling and Servicing Agreement, dated as of March 27, 2002, among Residential Asset Mortgage Products, Inc., as company, GMAC Mortgage Corporation, as servicer, and Bank One, National Association, as trustee.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(a)     Not applicable.

(b)     Not applicable.

(c) Exhibits (executed copies): The following execution copies of Exhibits to the Form S-3 Registration Statement of the Registrant are hereby filed:

10.1 Pooling and Servicing Agreement, dated as of March 27, 2002, among Residential Asset Mortgage Products, Inc., as company, GMAC Mortgage Corporation, as servicer, and Bank One, National Association, as trustee.

10.2 Mortgage Loan Purchase Agreement, dated as of March 27, 2002 by and between GMAC Mortgage Corporation, as a seller, Witmer Funding LLC, as a seller and Residential Asset Mortgage Products, Inc., as purchaser.

10.3 Certificate Guaranty Insurance Policy, together with the Endorsement, issued by MBIA Insurance Corporation, relating to the GMACM Mortgage Pass-Through Certificate, Series 2002-J2, Class A-5, Class A-6, Class A-7, Class A-8, Class A-9, Class A-10, Class A-11, Class A-12, Class A-13, Class A-14, Class A-15, Class A-16, Class A-17, Class A-18, Class A-19, Class
     A-20,  Class A-21,  Class A-22,  Class A-23,  Class A-24, Class A-25, Class
     A-26,  Class A-27,  Class A-28,  Class A-29,  Class A-30, Class A-31, Class
     A-32, Class A-33, Class A-34, Class A-35, Class A-36, Class A-37, Class A-38, Class A-39 and Class A-40.



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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC.


                               By: _____________________
                               Name: Patricia C. Taylor
                               Title: Vice President


Dated:  March 22, 2002



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                                  EXHIBIT INDEX

Exhibit Number Description

10.1 Pooling and Servicing Agreement, dated as of March 27, 2002, among Residential Asset Mortgage Products, Inc., as company, GMAC Mortgage Corporation, as servicer, and Bank One, National Association, as trustee.

10.2 Mortgage Loan Purchase Agreement, dated as of March 27, 2002, among GMAC Mortgage Corporation, as a seller, Witmer Funding LLC, as a seller, and Residential Asset Mortgage Products, Inc., as purchaser.

10.3 Certificate Guaranty Insurance Policy, together with the Endorsement, issued by MBIA Insurance Corporation, relating to the GMACM Mortgage Pass-Through Certificate, Series 2002-J2, Class A-5, Class A-6, Class A-7, Class A-8, Class A-9, Class A-10, Class A-11, Class A-12, Class A-13, Class A-14, Class A-15, Class A-16, Class A-17, Class A-18, Class A-19, Class
     A-20,  Class A-21,  Class A-22,  Class A-23,  Class A-24, Class A-25, Class
     A-26,  Class A-27,  Class A-28,  Class A-29,  Class A-30, Class A-31, Class
     A-32, Class A-33, Class A-34, Class A-35, Class A-36, Class A-37, Class A-38, Class A-39 and Class A-40.

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